EXHIBIT 10.2(d)

August 8, 2014

Morgan Stanley Smith Barney LLC

522 Fifth Avenue, 13th Floor

New York, New York 10036

Re:	Ceres Managed Futures LLC: Amended Schedules 1 and 2 to the Alternative Investment Selling Agent Agreement

Ladies and Gentlemen:

Pursuant to paragraph 13(c) of the Alternative Investment Selling Agent Agreement dated November 12, 2013, as amended on March 1, 2014; April 7, 2014 and as further amended from time to time (the “Agreement”), between, among others, Ceres Managed Futures LLC (“CMF”), the general partner of each of the limited partnerships listed on Schedule 1 thereto (each, a “Partnership,” and together, the “Partnerships”), and Morgan Stanley Smith Barney LLC (“MSSB”), CMF is hereby confirming that Schedules 1 and 2 to the Agreement are hereby deleted in their entirety and replaced with Schedules 1 and 2 attached hereto effective as of October 1, 2014.

Notwithstanding anything to the contrary in the Agreement, by signing below MSSB hereby agrees to, acknowledges and accepts the amendment of the Agreement, effective as of October 1, 2014.

If the foregoing is in accordance with your understanding of our discussions, kindly sign and return to us a counterpart hereof (by mail, facsimile or email) as soon as possible.

Sincerely,

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu
Alper Daglioglu President and Director

EACH PARTNERSHIP LISTED ON SCHEDULE 1 HERETO

By:	Ceres Managed Futures LLC, the general partner of each Partnership

By:	/s/ Alper Daglioglu
Alper Daglioglu President and Director

Confirmed, accepted and agreed to:

MORGAN STANLEY SMITH BARNEY LLC

By:	/s/ Jeremy Beal
Name:	Jeremy Beal
Title:	Executive Director

SCHEDULE 1

PARTNERSHIP	STATE AND DATE OF ORGANIZATION	EFFECTIVE DATE
AAA Capital Energy Fund L.P.	New York; January 5, 1998	March 1, 2014

SCHEDULE 2

PARTNERSHIP	ONGOING SELLING AGENT FEE
AAA Capital Energy Fund L.P.	An amount which will be calculated by multiplying the fund’s round turn futures transactions by $15.00 each, swaps by up to an equivalent amount and options transactions by $7.50 each per side. In each case, the amount will be reduced by applicable floor brokerage.